UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 14, 2006
U.S. GOLD CORPORATION
(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	001-33190 (Commission File Number)	84-0796160 (IRS Employer Identification No.)
2201 Kipling Street, Suite 100
Lakewood, CO 80215-1545
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 238-1438
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.
U.S. Gold Corporation and US Gold Canadian Acquisition Corporation have filed with the Securities and Exchange Commission as co-registrants amended registration statements on Form S-4 (Commission File Nos. 333-138233, 333-138271, 333-138272 and 333-138633) relating to exchange offers for the outstanding common equity of each of White Knight Resources Ltd., Nevada Pacific Gold Ltd., Tone Resources Limited and Coral Gold Resources Ltd., respectively, as described in each of such registration statements. Notwithstanding the filing of each of such registration statements and the inclusion therein as exhibits of forms of Letters of Acceptance and Transmittal, the co-registrants have not commenced any of such exchange offers and will not commence an exchange offer for the outstanding common equity of any such company prior to the time that the registration statement with respect thereto has been declared effective by the Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. GOLD CORPORATION
Date: December 27, 2006	By:	/s/ William F. Pass
Name: William F. Pass
Title: Chief Financial Officer and Secretary